                             NATIONWIDE MUTUAL FUNDS

                 Nationwide Small Cap Growth Opportunities Fund

                      Supplement dated June 1, 2007 to the
           Prospectus dated February 28, 2007 (as revised May 1, 2007)

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

Effective  June 1, 2007,  Chris  Baggini,  CFA and Jason Kotik,  CFA have become co-portfolio  managers of the  Nationwide  Small Cap Growth  Opportunities  Fund
replacing Jayne Stevlingson, CFA. As a result of this change, the section titled
"Nationwide Small Cap Growth Opportunities Fund" under "Portfolio Management" on page 22 has been deleted and is restated in its entirety as follows:

Nationwide Small Cap Growth Opportunities Fund

Chris Baggini,  CFA and Jason Kotik,  CFA, are the co-portfolio  managers of the
Fund and are  responsible for the day-to-day  management of the Fund,  including selection of the Fund's investments.

Mr.  Baggini  joined the  Adviser  in March  2000.  He has 20 years of  industry experience. He also manages or co-manages the Nationwide Growth Fund, Nationwide
U.S.  Growth  Leaders Fund,  Nationwide  U.S.  Growth Leaders  Long-Short  Fund,
Nationwide NVIT Growth Fund and Nationwide NVIT U.S. Growth Leaders Fund.

Mr.  Kotik  joined the  Adviser in  November  2000.  He has 15 years of industry experience. He also co-manages the Nationwide Global Natural Resources Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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